SUPPLEMENT DATED APRIL 2, 2020
TO THE SUMMARY PROSPECTUSES AND
PROSPECTUS DATED MAY 1, 2019, as may be supplemented, OF VANECK VECTORS ETF TRUST

This Supplement updates certain information contained in the above-dated Summary Prospectuses and Prospectus for VanEck Vectors® ETF Trust (the “Trust”) regarding VanEck Vectors® ChinaAMC CSI 300 ETF and VanEck Vectors® ChinaAMC SME-ChiNext ETF (each a “Fund” and collectively, the “Funds” ), each of which is a series of the Trust. You may obtain copies of the Fund’s Prospectus and Summary Prospectus free of charge, upon request, by calling toll-free 800.826.2333 or by visiting the VanEck website at www.vaneck.com.
Leo Fan, a portfolio manager of China Asset Management (Hong Kong) Limited (the “Sub-Adviser”), was replaced as a portfolio manager for each of the Funds by Max Lan. Accordingly, and effective immediately, the Prospectus and Summary Prospectuses are supplemented as follows:

1.	The “Summary Information – Portfolio Management – Portfolio Managers” section of the Prospectus and Summary Prospectus of each Fund is hereby deleted in its entirety and replaced with the following:
Portfolio Managers. The following individuals are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Sub-Adviser	Date Began Managing the Fund
Max Lan	Portfolio Manager	March 2020

Name	Title with Adviser	Date Began Managing the Fund
Peter H. Liao	Portfolio Manager	October 2010
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

2.	The first paragraph in the “Portfolio Managers” section of the Prospectus is hereby deleted and replaced with the following:
Portfolio Managers
Max Lan joined the Sub-Adviser as a Portfolio Manager in April 2016. Prior to joining the Sub-Adviser, Mr. Lan worked as a portfolio manager at Hang Seng Investment Management Limited from November 2006 to April 2016.

Please retain this supplement for future reference.